SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement               [_] Soliciting Material Under Rule
[_] Confidential, For Use of the                  14a-12
    Commission Only (as permitted
    by Rule 14a-6(e)(2))
[X] Definitive Joint Proxy Statement
[_] Definitive Additional Materials

                         PIMCO MUNICIPAL INCOME FUND III
                   PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
                    PIMCO NEW YORK MUNICIPAL INCOME FUND III

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)  Title of each class of securities to which transaction applies:
________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)  Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)  Total fee paid:

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[_] Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)  Amount previously paid:

________________________________________________________________________________


2) Form, Schedule or Registration Statement No.:
________________________________________________________________________________
3) Filing Party:
________________________________________________________________________________
4) Date Filed:
________________________________________________________________________________

                         -------------------------------
                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 13, 2004
                         -------------------------------

                     c/o PIMCO Advisors Fund Management LLC
                           1345 Avenue of the Americas
                            New York, New York 10105

     To the Shareholders of PIMCO Municipal Income Fund III ("PMX"), PIMCO California Municipal Income Fund III ("PZC") and PIMCO New York Municipal Income Fund III ("PYN") (each, a "Fund" and collectively, the "Funds"):

     Notice is hereby given that a Joint Annual Meeting of Shareholders (the "Meeting") of the Funds will be held at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Tuesday, January 13, 2004 at 9:00 a.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated December 1, 2003:

     1. To elect four Trustees of the Funds, each to hold office for the term indicated and until their successors shall have been elected and qualified; and

     2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     The Board of Trustees of each Fund has fixed the close of business on November 21, 2003 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.


                                        By order of the Board of Trustees
                                        of each Fund

                                        /s/ NEWTON B. SCHOTT

                                        Newton B. Schott, Jr., Secretary

New York, New York
December 1, 2003

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

                     PIMCO MUNICIPAL INCOME FUND III ("PMX")
               PIMCO CALIFORNIA MUNICIPAL INCOME FUND III ("PZC")
                PIMCO NEW YORK MUNICIPAL INCOME FUND III ("PYN")

                     c/o PIMCO Advisors Fund Management LLC
                           1345 Avenue of the Americas
                            New York, New York 10105

                                -----------------
                                 PROXY STATEMENT
                                -----------------

                  FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 13, 2004

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees (each, a "Board") of PMX, PZC and PYN (each a "Fund" and collectively, the "Funds") of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds and any adjournment or postponement thereof (the "Meeting"). The Meeting will be held at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Tuesday, January 13, 2004 at 9:00 a.m., Eastern Time.

     The Notice of Joint Annual Meeting of Shareholders (the "Notice"), this Proxy Statement and the enclosed Proxy Card are first being sent to Shareholders on or about December 1, 2003.

     The Meeting is scheduled as a joint meeting of the respective holders of common shares (the "Common Shareholders") and preferred shares (the "Preferred Shareholders" and, together with Common Shareholders, the "Shareholders") of the Funds because the Shareholders of the Funds are expected to consider and vote on similar matters. Shareholders of each Fund will vote separately on the Proposal set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on the Proposal by the Shareholders of one Fund will not affect the implementation of the Proposal by another Fund if the Proposal is approved by the Shareholders of the other Fund.

     The Board of each Fund has fixed the close of business on November 21, 2003 as the record date (the "Record Date") for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Meeting, and any postponement or adjournment thereof. Shareholders of each Fund on the Record Date will be entitled to one vote on each matter to which they are entitled to vote and that is to be voted on by Shareholders of that Fund for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. The following table sets forth the number of shares of common stock ("Common Shares") and shares of preferred stock ("Preferred Shares" and, together with the Common Shares, the "Shares") issued and outstanding of each Fund at the close of business on the Record Date:

          Outstanding      Outstanding
Fund     Common Shares   Preferred Shares
----     -------------   ----------------
PMX        31,014,777         10,800
PZC        21,287,764          7,400
PYN         5,442,280          1,800

     The classes of stock listed in the table above are the only classes of stock currently authorized by each Fund.

     At the Meeting, Preferred Shareholders of each Fund will have equal voting rights (i.e., one vote per Share) with the Fund's Common Shareholders and, except as discussed below, will vote together with Common Shareholders as a single class on all proposals to be brought before the Meeting applicable to that Fund. As summarized in the table below, the Preferred Shareholders of each Fund, voting as a separate class, have the right to vote on the election of Robert E. Connor as a Trustee. The Common Shareholders of the Funds do not have the right to vote with respect to the election of Mr. Connor.

                                    Summary

                                                Common         Preferred
Proposal                                     Shareholders     Shareholders
--------                                     ------------     ------------
Election of Trustees

o Election of Robert E. Connor                   N/A               X

o Election of Hans W. Kertess, R. Peter           X                X
  Sullivan III and Stephen J. Treadway

     You may vote by mailing the enclosed proxy card. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you mail the enclosed proxy and no choice is indicated for the Proposal listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the appropriate Fund at 1345 Avenue of the Americas, New York, NY 10105, (ii) by properly executing a later-dated proxy, or
(iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, Shares represented by the proxies will be voted on all such proposals in the discretion of the person, or persons, voting the proxies.

     The principal executive offices of each Fund are located at 1345 Avenue of the Americas, New York, New York 10105. PIMCO Advisors Fund Management LLC (the "Manager") serves as the investment manager of each Fund and retains its affiliate, Pacific Investment Management Company LLC ("PIMCO"), to serve as each Fund's sub-adviser. Additional information regarding the Manager and PIMCO may be found under "Additional Information -- Investment Manager and Portfolio Manager" below.

     The solicitation will be by mail and the cost of soliciting proxies for a Fund will be borne by that Fund. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of pocket expenses incurred in connection with the solicitation will be borne proportionately by each of the Funds based upon each Fund's net assets.

     As of November 21, 2003, the Trustees and nominees and the officers of each Fund as a group and individually beneficially owned less than one percent (1%) of any Fund's outstanding Common Shares and Preferred Shares and, to the knowledge of each Fund, no person beneficially owned more than five percent (5%) of the outstanding Shares of any class of any Fund.

                         PROPOSAL: ELECTION OF TRUSTEES

     In accordance with each Fund's Amended and Restated Agreement and Declaration of Trust (each a "Declaration"), the Trustees of each Fund have been divided into the following three classes (each a "Class"): Class I, whose term will expire at the Meeting; Class II, whose term will expire at the Fund's 2005 annual meeting of shareholders; and Class III, whose term will expire at the Fund's 2006 annual meeting of shareholders. At each annual meeting, successors to the Class of Trustee whose term expires at that annual meeting shall be elected for a three-year term.

     Robert E. Connor, a Class I Trustee since each Fund's inception, is nominated for re-election as a Class I Trustee at the Meeting. In October 2003, after the initial public offerings of the Shares, each Fund's Board approved an increase in the size of the Boards from three to four members and Hans W. Kertess was appointed as a Trustee of each Fund to fill the vacancy created by such action. In accordance with each Fund's Declaration, Mr. Kertess was designated a Class I Trustee of each Fund to serve until the Meeting, at which time his initial term will expire. The Boards have since determined to increase their size from four to six members and R. Peter Sullivan III and Stephen J.

Treadway have been nominated to serve as Trustees of each Fund. Mr. Sullivan has been nominated to serve as a Class II Trustee and Mr. Treadway has been nominated to serve as a Class III Trustee. Consistent with the Declaration, if elected, each nominee shall hold office for terms which coincide with the Class of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Connor and Kertess will serve a term coinciding with the Class I Trustees, which will expire at the Fund's 2007 annual meeting, Mr. Sullivan will serve a term coinciding with the Class II Trustees, which will expire at the Funds' 2005 annual meeting and Mr. Treadway will serve a term coinciding with the Class III Trustees, which will expire at the Funds' 2006 annual meeting.

     All members of the Board are or will be, if elected, "Continuing Trustees," as such term is defined in the Declaration, having either served as Trustee since the inception of each Fund or having been nominated by at least a majority of the Continuing Trustees then members of the Board.

     At any annual meeting of shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of shareholders where such vacancy arose other than by an increase in the number of Trustees (whether or not such vacancy has been filled by election of a new Trustee by the Board of Trustees) shall hold office for a term that coincides with the remaining term of the Class of Trustees to which such office was previously assigned, and until his successor shall be elected and shall qualify.

     The following table summarizes, for each Fund, the nominees who will stand for election at the Meeting, the respective Class of Trustees to which they have been designated and the expiration of their respective terms if elected:

Trustee                   Class         Expiration of Term if Elected*
-------                   -----         ------------------------------
Robert E. Connor          Class I       2007 Annual Meeting
Hans W. Kertess           Class I       2007 Annual Meeting
R. Peter Sullivan III     Class II      2005 Annual Meeting
Stephen J. Treadway       Class III     2006 Annual Meeting

------------------
* A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     Under this classified Board structure, only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of a Fund under normal circumstances. This structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for a Fund's Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

     Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for each Fund to vote each proxy for the persons listed above. Each of the nominees has indicated he will serve if elected, but if he should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or the Board may determine to leave a vacancy).

Information Regarding Trustees and Nominees.

     The following table provides information concerning the Trustees of the Fund. Of the Trustees listed, only Messrs. Connor, Kertess, Sullivan and Treadway are nominees for election at the Meeting.

                          Position(s)       Term of
                              Held        Office and
Name,                       with the       Length of
Address*, and Age             Fund        Time Served
-------------------       -----------  ----------------
Independent
Trustees**
Paul Belica                 Trustee    Since inception
Age 82                                 (September 2002)
(Class III)

                                                                               Number of
                                                                               Portfolios
                                                                                in Fund         Other
                                                                                Complex     Directorships
                                                                              Overseen by      Held by
Name,                                Principal Occupation(s)                    Trustee/      Trustee/
Address*, and Age                    During the Past 5 Years                    Nominee        Nominee
------------------- -------------------------------------------------------   -----------   -------------
Independent
Trustees**
Paul Belica         Trustee, Fixed Income SHares, PIMCO Municipal Income          16            2
Age 82              Fund, PIMCO California Municipal Income Fund,
(Class III)         PIMCO New York Municipal Income Fund, PIMCO
                    Corporate Income Fund, PIMCO Corporate Opportunity
                    Fund, PIMCO Municipal Income Fund II, PIMCO
                    California Municipal Income Fund II, PIMCO New York
                    Municipal Income Fund II, Nicholas-Applegate
                    Convertible & Income Fund and PIMCO Floating Rate
                    Income Fund; Director, Municipal Advantage Fund Inc.;
                    Manager, Stratigos Fund, LLC, Whistler Fund, LLC,
                    Xanthus Fund, LLC and Wynstone Fund, LLC; Director,
                    Student Loan Finance Corp., Education Loans, Inc., Goal
                    Funding, Inc., Goal Funding II, Inc. Formerly, Advisor,
                    Salomon Smith Barney Inc.; Director, Central European
                    Value Fund, Inc., and Deck House Inc.

                       Position(s)        Term of
                           Held         Office and
Name,                    with the        Length of
Address*, and Age          Fund         Time Served
-------------------   ------------  ----------------
Robert E. Connor***     Trustee     Since inception
Age 69                              (September 2002)
(Class I)

                                                                                Number of
                                                                                Portfolios
                                                                                 in Fund         Other
                                                                                 Complex     Directorships
                                                                               Overseen by      Held by
Name,                                 Principal Occupation(s)                    Trustee/      Trustee/
Address*, and Age                     During the Past 5 Years                    Nominee        Nominee
-------------------   -------------------------------------------------------  -----------   -------------
Robert E. Connor***   Trustee, Fixed Income SHares, PIMCO Municipal Income         18            None.
Age 69                Fund, PIMCO California Municipal Income Fund,
(Class I)             PIMCO New York Municipal Income Fund, PIMCO
                      Corporate Income Fund, PIMCO Corporate Opportunity
                      Fund, PIMCO Municipal Income Fund II, PIMCO
                      California Municipal Income Fund II, PIMCO New York
                      Municipal Income Fund II, Nicholas-Applegate
                      Convertible & Income Fund, Nicholas-Applegate
                      Convertible & Income Fund II, PIMCO High Income
                      Fund and PIMCO Floating Rate Income Fund; Director,
                      Municipal Advantage Fund, Inc.; Corporate Affairs
                      Consultant. Formerly, Senior Vice President, Corporate
                      Office, Salomon Smith Barney Inc.

                           Position(s)         Term of
                               Held          Office and
Name,                        with the         Length of
Address*, and Age              Fund          Time Served
-----------------------   -----------   ------------------
John J. Dalessandro II+   Trustee       Since inception
Age 66                                  (September 2002)
(Class II)

Hans W. Kertess           Trustee       Since October 2003
Age 64
(Class I)

                                                                                           Number of
                                                                                           Portfolios
                                                                                            in Fund         Other
                                                                                            Complex     Directorships
                                                                                          Overseen by      Held by
Name,                                         Principal Occupation(s)                       Trustee/      Trustee/
Address*, and Age                             During the Past 5 Years                       Nominee        Nominee
-----------------------   ------------------------------------------------------------    -----------   -------------
John J. Dalessandro II+   President and Director, J.J. Dalessandro II Ltd., registered        15            None.
Age 66                    broker-dealer and member of the New York Stock
(Class II)                Exchange; Trustee, PIMCO Municipal Income Fund,
                          PIMCO California Municipal Income Fund, PIMCO New
                          York Municipal Income Fund, PIMCO Corporate Income
                          Fund, PIMCO Corporate Opportunity Fund, PIMCO
                          Municipal Income Fund II, PIMCO California Municipal
                          Income Fund II, PIMCO New York Municipal Income
                          Fund II, Nicholas-Applegate Convertible & Income Fund,
                          Nicholas-Applegate Convertible & Income Fund II,
                          PIMCO High Income Fund and PIMCO Floating Rate
                          Income Fund.

Hans W. Kertess           President, H. Kertess & Co.; Trustee, PIMCO Municipal               14            None.
Age 64                    Income Fund, PIMCO California Municipal Income Fund,
(Class I)                 PIMCO New York Municipal Income Fund, PIMCO
                          Municipal Income Fund II, PIMCO California Municipal
                          Income Fund II, PIMCO New York Municipal Income
                          Fund II, PIMCO Corporate Income Fund, PIMCO
                          Corporate Opportunity Fund, PIMCO High Income Fund,
                          Nicholas-Applegate Convertible & Income Fund II and
                          PIMCO Floating Rate Income Fund. Formerly, Managing
                          Director, Royal Bank of Canada Capital Markets.

                         Position(s)     Term of
                             Held       Office and
Name,                      with the     Length of
Address*, and Age            Fund      Time Served
---------------------   ------------- -------------
R. Peter Sullivan III        N/A           N/A
Age 62
(Class II)



                                                                                Number of
                                                                                Portfolios
                                                                                 in Fund         Other
                                                                                 Complex     Directorships
                                                                               Overseen by      Held by
Name,                                  Principal Occupation(s)                   Trustee/      Trustee/
Address*, and Age                      During the Past 5 Years                   Nominee        Nominee
---------------------   -----------------------------------------------------  -----------   -------------
R. Peter Sullivan III   Trustee, PIMCO Municipal Income Fund, PIMCO                 7             None.
Age 62                  California Municipal Income Fund, PIMCO New York
(Class II)              Municipal Income Fund, PIMCO Municipal Income Fund
                        II, PIMCO California Municipal Income Fund II, PIMCO
                        New York Municipal Income Fund II and PIMCO
                        Corporate Income Fund. Formerly, Managing Partner,
                        Bear Wagner Specialists LLC.

                         Position(s)        Term of
                             Held         Office and
Name,                      with the        Length of
Address*, and Age            Fund         Time Served
---------------------   -----------   ------------------
Interested Trustee**
Stephen J. Treadway++   Chairman      Chairman, since
2187 Atlantic Street                  inception
Stamford, CT 06902                    (September 2002)
Age 56
(Class III)



                                                                                 Number of
                                                                                 Portfolios
                                                                                  in Fund         Other
                                                                                  Complex     Directorships
                                                                                Overseen by      Held by
Name,                                   Principal Occupation(s)                   Trustee/      Trustee/
Address*, and Age                       During the Past 5 Years                   Nominee        Nominee
---------------------   -----------------------------------------------------  ------------   -------------
Interested Trustee**
Stephen J. Treadway++   Managing Director, Allianz Dresdner Asset Management        52            None.
2187 Atlantic Street    of America L.P. ("ADAM"); Managing Director and
Stamford, CT 06902      Chief Executive Officer, PIMCO Advisors Fund
Age 56                  Management LLC and PIMCO Advisors Distributors
(Class III)             LLC; Member of the Board of Management of Allianz
                        Dresdner Asset Management GmbH; Chairman, Fixed
                        Income SHares, PIMCO Corporate Opportunity Fund,
                        Nicholas-Applegate Convertible & Income Fund,
                        Nicholas-Applegate Convertible & Income Fund II and
                        PIMCO High Income Fund; Trustee, Chairman and
                        President, PIMCO Advisors VIT; Trustee and Chairman,
                        PIMCO Funds: Multi-Manager Series, PIMCO Municipal
                        Income Fund, PIMCO California Municipal Income Fund,
                        PIMCO New York Municipal Income Fund, PIMCO
                        Municipal Income Fund II, PIMCO California Municipal
                        Income Fund II, PIMCO New York Municipal Income
                        Fund II, PIMCO Corporate Income Fund and PIMCO
                        Floating Rate Income Fund; Director and Chairman,
                        Municipal Advantage Fund Inc.

------------------

  * Unless otherwise indicated, the business address of the persons listed below is c/o PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

 ** "Independent Trustees" are those Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Funds. "Interested Trustees" are those who are "interested persons" of the Funds.

*** In addition to the positions noted, Mr. Connor previously provided occasional editorial consulting services as an independent contractor to an administrative unit of Smith Barney, an affiliate of Citigroup Inc., the parent company of Citigroup Global Markets Inc.

  + Mr. Dalessandro is treated by the Funds as not being an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds, the Manager or PIMCO, despite his affiliation with J.J. Dalessandro II Ltd., a member of the New York Stock Exchange, Inc. (the "Exchange") that operates as a floor broker and effects portfolio transactions for other brokers, generally other members of the Exchange, and one unrelated investment adviser.

 ++ Mr. Treadway is an "interested person" of the Funds due to his affiliation with the Manager, as set forth above. Mr. Treadway's positions with affiliated persons of the Funds are set forth in the table above.

     The following table states the dollar range of equity securities beneficially owned as of November 21, 2003 by each Trustee and nominee of each Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee or nominee in the "family of investment companies" including the Funds.

                                                    Aggregate Dollar Range
                                                  of Equity Securities in All
                                  Dollar Range       Registered Investment
                                    of Equity        Companies Overseen by
         Name of                   Securities    Trustee/Nominee in the Family
     Trustee/Nominee       Fund     in Fund*       of Investment Companies*
----------------------     ----   ------------   -----------------------------
Independent Trustees
Paul Belica                PMX       None.                  Over $100,000.
                           PZC       None.
                           PYN       None.

Robert E. Connor           PMX       None.                  None.
                           PZC       None.
                           PYN       None.

Hans W. Kertess            PMX       None.                  None.
                           PZC       None.
                           PYN       None.

R. Peter Sullivan III      PMX       None.                  None.
                           PZC       None.
                           PYN       None.

John J. Dalessandro II     PMX       None.                  None.
                           PZC       None.
                           PYN       None.

Interested Trustee
------------------
Stephen J. Treadway        PMX       None.                  Over $100,000.
                           PZC       None.
                           PYN       None.

------------------
* Securities are valued as of November 21, 2003.

     To the knowledge of the Fund, as of November 21, 2003, Trustees and nominees who are Independent Trustees and their immediately family members did not own securities of an investment adviser or principal underwriter of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund.

     Compensation. The Funds, PIMCO Municipal Income Fund, PIMCO California Municipal Income, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO High Income Fund and PIMCO Floating Rate Income Fund (collectively, the "PIMCO Closed-End Funds") are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO, receives compensation for their attendance at joint meetings and for their service on Board committees. Trustees will receive up to a maximum of (i) $25,000 for each quarterly joint meeting for the first four joint meetings in each year, (ii) $5,000 for each additional joint meeting in such year if the meetings are attended in person and (iii) $1,000 for joint telephonic meetings. Each Trustee receives a pro rata percentage of the aforementioned fees based on the net assets, including assets attributable to the Fund's Preferred Shares outstanding, of the Funds on which that Trustees serves. In addition, each Trustee who serves as a member of an Audit Oversight Committee will receive $1,000 per fund per meeting of the Audit Oversight Committees for those PIMCO Closed-End Funds for which they serve as Trustee and Audit Oversight Committee Member. Trustees will also be reimbursed for meeting-related expenses.

     Each Trustee's compensation and other meeting-related expenses are allocated pro rata among the PIMCO Closed-End Funds on whose Boards the Trustee serves based on each such Fund's net assets, including assets attributable to the Fund's Preferred Shares outstanding.

     The PIMCO Closed-End Funds do not provide any pension or other retirement benefits to their Trustees.

     The following table provides information concerning the approximate compensation paid to the Trustees for each during the fiscal year ended September 30, 2003. For the calendar year ended December 31, 2002, the Trustees and nominees received the compensation set forth in the following table for serving as trustees of the Funds and other funds in the same "Fund

Complex" as the Funds. Each officer and Trustee, such as Mr. Treadway, who is a director, officer, partner, member or employee of the Manager or PIMCO, or any entity controlling, controlled by or under common control with the Manager or PIMCO, serves without any compensation from the Funds.

                              Compensation Table

                               Aggregate
                             Compensation
                            from each Fund
                                  for          Total Compensation from the Funds
                            the Fiscal Year          and Fund Complex Paid
                                 Ended           to Trustees/Nominees for the
                             September 30,            Calendar Year Ended
     Name of Trustee             2003                 December 31, 2002*
------------------------   -----------------   ---------------------------------
Paul Belica                PMX      $7,582                  $78,400
                           PZC      $5,123
                           PYN      $1,323

Robert E. Connor           PMX      $7,582                  $87,170
                           PZC      $5,123
                           PYN      $1,323

Hans W. Kertess            PMX         n/a                  $62,000
                           PZC         n/a
                           PYN         n/a

R. Peter Sullivan III      PMX         n/a                  $48,925
                           PZC         n/a
                           PYN         n/a

John J. Dalessandro II     PMX      $7,582                  $76,400
                           PZC      $5,123
                           PYN      $1,323

------------------
* In addition to the PIMCO Closed-End Funds, during the year ended December 31, 2002, Mr. Belica served as a Trustee of one open-end investment company (comprising two separate investment portfolios) advised by the Manager, and Mr. Connor served as a Trustee of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by the Manager. These investment companies are considered to be in the same "Fund Complex" as the Funds.

     The Funds have no employees. Their officers are compensated by the Manager, PIMCO or one of their affiliates.

Board Committees and Meetings.

     Audit Oversight Committee. The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), consisting of Messrs. Belica, Connor and Kertess, each of whom is an Independent Trustee. The Audit Oversight Committees provide oversight with respect to the internal and external accounting and auditing procedures of the Funds and, among other things, consider the selection of independent public accountants for the Funds and the scope of the audit, approve all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds and certain affiliates, including the Manager and PIMCO and entities in a control relationship with the Manager or PIMCO that provide services to the Funds, and the possible effect of those services on the independence of those accountants.

     Each member of the Audit Oversight Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of each Fund are listed. The Board of each Fund has adopted a written charter for the Audit Oversight Committee, a copy of which is included as Appendix A to this Proxy Statement. A joint report of the Audit Oversight Committees of each Fund, dated November 20, 2003, is attached to this Proxy Statement as Appendix B.

     Nominating Committee. The Board of each Fund has a Nominating Committee composed solely of Independent Trustees, consisting of Messrs. Belica, Connor and Kertess. The Nominating Committees are responsible for reviewing and recommending qualified candidates to the Boards in the event that a position is vacated or created. The Nominating Committee of a Fund will review and consider nominees recommended by Shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person so recommended and considered by the Committee will be nominated for election to the Board of a Fund.

     Valuation Committee. The Board of each Fund has a Valuation Committee, consisting of Messrs. Belica, Connor and Kertess. The Valuation Committees review procedures for the valuation of Fund portfolio securities and periodically review information from the Manager and PIMCO regarding fair value and liquidity determination made pursuant to Board-approved procedures, and make related recommendations to the full Boards and assist the full Boards in resolving particular valuation matters.

     Compensation Committee. The Board of each Fund has a Compensation Committee, consisting of Messrs. Belica, Connor and Kertess. The Compensation Committees periodically review and set compensation payable to the Trustees of each Fund who are not directors, officers, partners or employees of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO.

     During the fiscal year ended September 30, 2003, the Board of Trustees of each Fund held four regular meetings and one special meeting. The Audit Oversight Committees of these Funds met in separate session one time during such fiscal year and the Nominating, Valuation and Compensation Committees did not meet in separate session (as each Committee was comprised of all members of the Board and considered applicable matters during the regular Board meetings). Each Trustee attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such Trustee served that were held during the fiscal year ended September 30, 2003, except Mr. Kertess, who was not elected to the Boards until October 2003. Messrs. Sullivan and Treadway have not served as Trustees of each Fund yet.

     Section 16(a) Beneficial Ownership Reporting Compliance. Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require each Fund's Trustees and officers, investment advisers, affiliated persons of the investment advisers and persons who own more than 10% of a registered class of the Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of these forms furnished to each Fund, the Funds believe that each Fund's Trustees and officers, investment advisers and affiliated persons of the investment advisers have complied with all applicable Section 16(a) filing requirements during the fiscal year ended September 30, 2003, except that due to administrative oversight, one late filing reporting four purchases of PZC was made on an untimely-filed Form 5 for William C. Powers. To the knowledge of management of each Fund, no Shareholder beneficially owns more than 10% of a registered class of such Fund's equity securities.

     Required Vote. Election of Messrs. Kertess, Sullivan and Treadway to the Board of Trustees of each Fund will require the affirmative vote of a plurality of the votes of Common Shareholders and Preferred Shareholders (voting together as a single class) of such Fund cast in the election of Trustees at the Meeting, in person or by proxy. Election of Mr. Connor to the Board of Trustees of each Fund will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) cast in the election of Trustees at the Meeting, in person or by proxy.

     The Board of Trustees of each Fund Unanimously Recommends that You Vote FOR this Proposal.

                            ADDITIONAL INFORMATION

     Executive and Other Officers of the Fund. The table below provides certain information concerning the executive officers of each Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of each Fund's Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of each Fund who are principals, officers, members or employees of the Manager or PIMCO are not compensated by the Funds. Unless otherwise noted, the address of all officers is c/o PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

     Name, Address      Position(s) Held          Term of Office and
        and Age            with Funds            Length of Time Served            Principal Occupation(s) During the Past 5 Years
--------------------   -----------------  --------------------------------  --------------------------------------------------------
Stephen J. Treadway    Chairman           Chairman, since inception         See table above under "Information Regarding Trustees
2187 Atlantic Street                      (September 2002)                  and Nominees."
Stamford, CT 06902
Age 56

Brian S. Shlissel      President and      Since inception (September 2002)  Senior Vice President, PIMCO Advisors Fund Management
Age 39                 Chief Executive                                      LLC; President and Chief Executive Officer, Fixed Income
                       Officer                                              SHares, PIMCO Municipal Income Fund, PIMCO California
                                                                            Municipal Income Fund, PIMCO New York Municipal
                                                                            Income Fund, PIMCO Corporate Income Fund, PIMCO
                                                                            Corporate Opportunity Fund, PIMCO Municipal Income
                                                                            Fund II, PIMCO California Municipal Income Fund II,
                                                                            PIMCO New York Municipal Income Fund II, Nicholas-
                                                                            Applegate Convertible & Income Fund, PIMCO High
                                                                            Income Fund, Nicholas-Applegate Convertible & Income
                                                                            Fund II, PIMCO Floating Rate Income Fund and Municipal
                                                                            Advantage Fund, Inc.; Executive Vice President, Treasure
                                                                            and Secretary, PIMCO Advisors VIT (formerly OCC
                                                                            Accumulation Trust); Formerly, Vice President, Mitchell
                                                                            Hutchins Asset Management Inc.

     Name, Address      Position(s) Held          Term of Office and
        and Age            with Funds            Length of Time Served           Principal Occupation(s) During the Past 5 Years
---------------------   ----------------  --------------------------------  --------------------------------------------------------
Newton B. Schott, Jr.   Vice President,   Since inception (September 2002)  Managing Director, Chief Administrative Officer, General
2187 Atlantic Street    Secretary                                            Counsel and Secretary, PIMCO Advisors Distributors LLC;
Stamford, CT 06902                                                          Managing Director, Chief Legal Officer and Secretary,
Age 61                                                                      PIMCO Advisors Fund Management LLC; President, Chief
                                                                            Executive Officer and Secretary, PIMCO Funds: Multi-
                                                                            Manager Series; Vice President and Secretary, PIMCO
                                                                            Municipal Income Fund, PIMCO California Municipal
                                                                            Income Fund, PIMCO New York Municipal Income Fund,
                                                                            PIMCO Corporate Income Fund, PIMCO Corporate
                                                                            Opportunity Fund, PIMCO Municipal Income Fund II,
                                                                            PIMCO California Municipal Income Fund II, PIMCO New
                                                                            York Municipal Income Fund II, Nicholas-Applegate
                                                                            Convertible & Income Fund, PIMCO High Income Fund,
                                                                            Nicholas-Applegate Convertible & Income Fund II, PIMCO
                                                                            Floating Rate Income Fund and Municipal Advantage Fund,
                                                                            Inc.; Secretary, Fixed Income SHares. Formerly, Vice
                                                                            President, PIMCO Advisors Funds.

       Name, Address       Position(s) Held          Term of Office and
          and Age             with Funds            Length of Time Served          Principal Occupation(s) During the Past 5 Years
------------------------   ----------------   --------------------------------  ----------------------------------------------------
Lawrence Altadonna         Treasurer;         Since inception (September 2002)  Treasurer and Principal Financial and Accounting
Age 37                     Principal                                            Officer, PIMCO Municipal Income Fund, PIMCO
                           Financial and                                        California  Municipal Income Fund, PIMCO New York
                           Accounting                                           Municipal Income Fund, PIMCO Corporate Income Fund,
                           Officer                                              PIMCO Corporate Opportunity Fund, PIMCO Municipal
                                                                                Income Fund II, PIMCO California Municipal Income
                                                                                Fund II, PIMCO New York Municipal Income Fund II,
                                                                                Nicholas-Applegate Convertible & Income Fund, PIMCO
                                                                                High Income Fund, Nicholas-Applegate Convertible &
                                                                                Income Fund II, PIMCO Floating Rate Income Fund and
                                                                                Municip Advantage Fund, Inc.; Treasurer, Fixed
                                                                                Income Shares Assistant Treasurer, PIMCO Advisors
                                                                                VIT; Vice Presid PIMCO Advisors Fund Management LLC.
                                                                                Formerly, Director of Fund Administration,
                                                                                Prudential Investme

Mark V. McCray             Vice President     Since inception (September 2002)  Executive Vice President, PIMCO; Vice President,
840 Newport Center Drive                                                        PIMCO Municipal Income Fund, PIMCO California
Newport Beach, CA 92660                                                         Municipal Income Fund, PIMCO New York Municipal
Age 35                                                                          Income Fund, PIMCO Municipal Income Fund II, PIMCO
                                                                                California Municipal Income Fund II and PIMCO New
                                                                                York Municipal Income Fund II. Formerly, Vice
                                                                                President a co-head of municipal bond trading,
                                                                                Goldman Sachs & Co.

     Investment Manager and Portfolio Manager. The Manager, located at 1345 Avenue of the Americas, New York, New York 10105, serves as the investment manager of each Fund. The Manager retains its affiliate, PIMCO, as sub-adviser to manage each Fund's investments. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. The Manager and PIMCO are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

     Independent Auditors. PricewaterhouseCoopers LLP ("PwC"), 1177 Avenue of the Americas, New York, New York 10036, independent accountants, has been selected by the Board of each Fund as the independent auditors of each Fund for the current fiscal year ending September 30, 2004.

     The Audit Oversight Committee of the Board of each Fund unanimously recommended the selection of PwC. The Boards unanimously approved such selection at meetings held on November 20, 2003. PwC also serves as the auditor for various other investment companies for which the Manager and PIMCO serve as investment adviser or sub-adviser.

     A representative of PwC, if requested by any Shareholder, will be present via telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

     The following table sets forth the aggregate fees billed for professional services rendered by PwC to each Fund during the Fund's most recent fiscal year:

                       Financial Information
            Audit       Systems Design and         All
Fund        Fees        Implementation Fees     Other Fees
----     -------       ---------------------    ----------
PMX      $42,237                  N/A             $19,871
PZC       32,526                  N/A              14,473
PYN       17,987                  N/A               6,239

     The fees disclosed under the caption "All Other Fees" include fees billed for services, if any, rendered during the Fund's most recent fiscal year to the Fund, the Manager, PIMCO, and to any other entity controlling, controlled by or under common control with the Manager or PIMCO that provides services to the Fund.

     Each Fund's Audit Oversight Committee has adopted a policy to pre-approve all audit services and permitted non-audit services to be performed for the Funds by PwC. Under the policy, each Fund's Audit Oversight Committee also pre-approves any permitted non-audit services provided by PwC to the Manager, PIMCO and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Funds, provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds. These pre-approvals are subject to the de minimus exceptions for permitted non-audit services described in Section 10A of the 1934 Act and applicable regulations.

     In approving the selection of PwC for each Fund, the Audit Oversight Committees considered, in addition to other practices and requirements relating to the selection of the Fund's auditors, whether the non-audit services covered in the table above under "All Other Fees" performed by PwC for the Fund, the Manager, PIMCO and for certain related parties are compatible with maintaining the independence of PwC as the Fund's principal accountants. Please see the Joint Report of the Audit Oversight Committees in Appendix B to this Proxy Statement.

     Other Business. As of the date of this Proxy Statement, each Fund's officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

     Quorum, Adjournments and Methods of Tabulation. A quorum for each Fund at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Common Shares and Preferred Shares of the Fund entitled to vote at the Meeting, except that a quorum for the election of Mr. Connor as a Trustee of a Fund will consist of the presence in person or by proxy of thirty percent (30%) of the Preferred Shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting for a Fund or, even if a quorum is so present, in the event that sufficient votes in favor of the Proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. Any adjournments with respect to the Proposal will require the affirmative vote of a plurality of the Shares of the applicable Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers (the "Tellers") for the Meeting. For purposes of determining the presence of a quorum, the Tellers will count the total number of votes cast "for" or "against" approval of the Proposal, as well as Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have no effect on the outcome of the Proposal.

     Reports to Shareholders. The 2003 Annual Report to Shareholders for each Fund was mailed to Shareholders on or about November 26, 2003. Additional copies of the Annual Reports may be obtained without charge from the Funds by calling 1-877-819-2224 or by writing to a Fund at 2187 Atlantic Street, 7th Floor, Stamford, Connecticut 06902.

     Shareholder Proposals for 2005 Annual Meetings. It is currently anticipated that each Fund's next annual meeting of Shareholders (in 2005) will be held in January 2005. Proposals of Shareholders intended to be presented at that annual meeting of the Fund must be received by the Fund no later than August 3, 2004 for inclusion in the Funds' joint proxy statement and proxy card relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with each Fund's Bylaws. Shareholders submitting any other proposals for the Fund intended to be presented at the 2005 annual meeting (i.e., other than those to be included in the Fund's proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund's Bylaws, no earlier than October 2, 2004 and no later than October 17, 2004. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder's proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the Fund, at the address of the principal executive offices of the Fund, with a copy to Joseph B. Kittredge, Jr., at Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624.

     PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

December 1, 2003

                                                                      Appendix A

                         PIMCO MUNICIPAL INCOME FUND III
                   PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
                    PIMCO NEW YORK MUNICIPAL INCOME FUND III

                        AUDIT OVERSIGHT COMMITTEE CHARTER

     The Board of Trustees of each of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (each a "Fund") has adopted this Charter to govern the activities of the Audit Oversight Committee (each a "Committee") of the particular Board. Each Board of Trustees and each Committee is separately responsible for the particular Fund it oversees, and not the other Funds. Singular references to the "Board of Trustees", the "Committee" and the "Fund" hereinafter shall be interpreted to apply to each Fund individually and not severally.

Statement of Policy

     The Committee shall oversee the Fund's accounting and financial reporting policies and practices and its internal controls. The Committee shall oversee the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements. The Committee shall also act as a liaison between the Fund's independent accountants and the Fund's Board of Trustees.

     The Committee's role is limited to oversight. Fund management is responsible for Fund accounting and internal control systems, and the independent accountants are responsible for conducting a proper audit of the Fund's financial statements. The independent accountants are ultimately accountable to the Fund's Board of Trustees and the Committee.

Membership

     The Committee shall be comprised of as many trustees as the Board of Trustees shall determine, but in any event not less than (i) two trustees for the twelve-month period beginning on the date the Fund's shares are first listed for trading on the New York Stock Exchange ("NYSE") and (ii) three trustees thereafter. No member shall be an "interested person" of the Fund, as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended. In addition, each member of the Committee shall also meet the requirements of being "Independent," as defined in the New York Stock Exchange Listed Company Manual [sec] 303.01, and shall be free of any relationship that, in the judgment of the Board of Trustees, may interfere with the exercise of his or her independent judgment.

     Each member of the Committee shall be financially literate, as such qualification is interpreted by the Fund's Board of Trustees in its business judgment under the NYSE listing requirements.

     At least one member of the Committee must have accounting or related financial management expertise, as the Board of Trustees interprets such qualification in its business judgment under the NYSE listing requirements.

Responsibilities and Duties

     The Committee's policies and procedures shall remain flexible to facilitate the Committee's ability to react to changing conditions and to generally discharge its functions. The following responsibilities describe areas of attention in broad terms.

     The Committee shall:

     1. Recommend the selection, retention or termination of the Fund's independent accountants based on an evaluation of their independence and the nature and performance of the audit and other services. The Board of Trustees, with the assistance of the Committee, shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

     2. Receive on a periodic basis formal written disclosures and letters from the independent accountants as required by the Independence Standards Board Standard ("ISB") No. 1.(1)

     3. Engage in a dialog with the independent accountants and the Board of Trustees concerning any relationships between the independent accountants and the Fund or any other relationships that might adversely affect the objectivity and independence of the independent accountants.

     4. Review the fees charged by the independent accountants for audit and other services.

     5. Review with the independent accountants' arrangements for and the scope of the annual audit and any special audits including the form of


------------------
(1)  ISB Standard No. 1 generally requires, among other things, that an auditor
     (i) disclose to the Committee, in writing, all relationships between the auditor and its related entities and the company and its related entities that in the auditor's professional judgment may reasonably be thought to bear on independence; (ii) confirm in the letter that, in its professional judgment, it is independent of the company within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934; and (iii) discuss the auditor's independence with the audit committee.

          any opinion proposed to be rendered to the Board of Trustees and shareholders.

     6. Review with management and the independent accountants the annual financial statements, including a discussion with the independent accountants of matters required by Statement of Accounting Standards ("SAS") No. 61.(2)

     7. Discuss with the independent accountants any matters of concern relating to the Fund's financial statements.

     8. Consider with the independent accountants their comments on the Fund's accounting and financial reporting policies, practices and internal controls and management's responses thereto, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants.

     9. Investigate any improprieties or suspected improprieties in the Fund's financial and accounting operations.

     10. Provide a report in the Fund's proxy statement disclosing whether the Audit Committee has fulfilled the duties set forth above in items #2, #3 and #6.

     11. Provide a statement whether, based on its review of the Fund's audited financial statements, the Committee recommends to the Board of Trustees that the audited financial statements be included in the Fund's Annual Report.

     12. Report to the Board of Trustees regularly on the Committee's activities and make any necessary recommendations as to the Fund's accounting and financial reporting policies, practices and its internal controls.

     13. Review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board of Trustees.

     14. Review with counsel legal and regulatory matters that have a material impact on the Fund's financial and accounting reporting policies and practices or its internal controls.

     15. Perform such other functions consistent with this Charter, the Fund's Agreement and Declaration of Trust and Bylaws and governing law, as the Committee or the Board of Trustees deems necessary or appropriate.

------------------
(2) SAS No. 61 ("Communication with Audit Committees") requires independent auditors to inform the audit committee of certain matters, including among others, (i) methods used to account for significant unusual transactions,
     (ii) the process used by management in formulating sensitive accounting estimates on the basis of the auditors' conclusion as to the reasonableness of those estimates and (iii) disagreements with management over the application of accounting principles.

Meetings

     The Committee shall meet at least once annually with the independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

     The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to discharge its responsibilities, including the authority to retain counsel and other experts and consultants whose expertise would be considered helpful to the Committee, at the expense of the Fund.

Dated: September 17, 2002

                                                                      Appendix B

                    Joint Report of Audit Oversight Committee

                           of the Board of Trustees of
                         PIMCO Municipal Income Fund III
                   PIMCO California Municipal Income Fund III
                    PIMCO New York Municipal Income Fund III
                 (each, a "Fund" and, collectively, the "Funds")

                             Dated November 20, 2003

     The Audit Oversight Committee (the "Committee") oversees each Fund's financial reporting process on behalf of the Board of Trustees of the Fund (the "Board") and operates under a written Charter adopted by the Board. The Committee meets with the Fund's management ("Management") and independent public accountants and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee's and independent accountant's responsibilities, Management has advised that the Fund's financial statements for the fiscal year ended September 30, 2003 were prepared in conformity with the generally accepted accounting principles.

     The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP ("PwC"), the Fund's independent public accountants, the audited financial statements for the fiscal year ended September 30, 2003. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial of emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

     With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the auditor's independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to PIMCO Advisors Fund Management LLC ("PAFM"), the Fund's investment manager, Pacific Investment Management Company LLC ("PIMCO"), the Fund's sub-adviser and any entity controlling, controlled by or under common control with PAFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund's independent auditors, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

     Based on the foregoing review and discussions, the Committee presents this Report to the Board of each Fund and recommends that (1) the audited financial statements for the fiscal year ended September 30, 2003 for each Fund be included in the Fund's Annual Report to shareholders for such fiscal year, (2) each such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as each Fund's independent public accountants for the fiscal year ending September 30, 2004.

Submitted by the Audit Oversight Committees of the Boards of Trustees:

Paul Belica
Robert E. Connor
Hans W. Kertess

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                      PROXY
              PIMCO (CALIFORNIA/NEW YORK) MUNICIPAL INCOME FUND III
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                   SHAREHOLDERS TO BE HELD ON JANUARY 13, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO [California/New York] Municipal Income Fund III, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, January 13, 2004 at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I.   Election of Trustees:

     (01) Robert E. Connor (Class I), (02) Hans W. Kertess (Class I), (03) R. Peter Sullivan III (Class II),(04) Stephen J. Treadway (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
              PIMCO [CALIFORNIA/NEW YORK] MUNICIPAL INCOME FUND III
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                               ---
Please check box at right if an address change or comment     |   |
has been made on the reverse side of this card.                ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
              PIMCO [CALIFORNIA/NEW YORK] MUNICIPAL INCOME FUND III
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                   SHAREHOLDERS TO BE HELD ON JANUARY 13, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO [California/New York] Municipal Income Fund III, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, January 13, 2004 at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

-----------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
         AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Hans W. Kertess (Class I),(02)R. Peter Sullivan III (Class II),
   (03)Stephen J. Treadway (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

            ---
           |   |
           |   |
            ---  -------------------------------------------
                   For all Nominees except as noted above



--------------------------------------------------------------------------------
              PIMCO [CALIFORNIA/NEW YORK] MUNICIPAL INCOME FUND III
--------------------------------------------------------------------------------

                                  COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                          ---
Please check box at right if an address change or comment | |
has been made on the reverse side of this card.           ---

Please be sure to sign and date this Proxy.



Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______